EXHIBIT 1.6




                           CERTIFICATION OF AMENDMENT
                                       AND
                              ARTICLES OF AMENDMENT
                                       FOR
                               TRIMARK ENERGY LTD.

                                   Exhibit 1.6





YUKON [Logo Omitted]        BUSINESS CORPORATIONS ACT
Justice                              FORM 5



                            CERTIFICATE OF AMENDMENT



                               TRIMARK ENERGY LTD.





I hereby certify that the articles of the above-mentioned corporation were amended:

__ under section 16 of the Business Corporations Act to change the name of the corporation in accordance with the attached notice.

__ under section 30 of the Business Corporations Act as set out in the attached Articles of Amendment designating a series of shares.

 X       under  section 179 of the Business  Corporations  Act as set out in the
---      attached Articles of Amendment.

__ under section 194 of the Business Corporations Act as set out in the attached Articles of Reorganization.

__ under section 195 of the Business Corporations Act as set out in the attached Articles of Arrangement.



Register of Corporations
Government of Yukon, Canada
        SEAL
                                                       /s/ Richard Roberts
Corporate Access Number:  29383                        -------------------------
Date of Amendment:  2002-03-20                         M. Richard Roberts
                                                       Registrar of Corporations








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


YUKON
JUSTICE



                         YUKON BUSINESS CORPORATIONS ACT
                               (Section 30 or 179)




                                                                       Form 5-01
                                                            ARTICLE OF AMENDMENT


--------------------------------------------------------------------------------

1.       Name of Corporation:

         TRIMARK OIL & GAS LTD.                                  ACCESS   #25944

--------------------------------------------------------------------------------

2. The Articles of the above-named corporation are amended pursuant to a court order:

         Yes [   ]                      No  [ X ]

--------------------------------------------------------------------------------

3.       The Articles of the above-named corporation are amended as follows:

         Name Change:

         - pursuant to a Shareholders Special Resolution the name of the Corporation be changed to:

                               TRIMARK ENERGY LTD.

         Share Consolidation

         - the capital of the Corporation is amended by consolidating all of the issued common shares, so that every seven of such common shares before consolidation be consolidated into one common share.

--------------------------------------------------------------------------------

4.       DATE                    SIGNATURE                        TITLE

         March 12, 2002          /s/ Nick DeMare                  Director

--------------------------------------------------------------------------------


                                                                    [STAMP]

                                                                     FILED
                                                                 Mar 20, 2002
                                                               DEPUTY REGISTRAR
                                                                OF CORPORATIONS

                                      -79-

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